Debt	12 Months Ended
Dec. 31, 2013
Debt

9. Debt

Long-term debt is comprised of the following:

December 31 (millions)	2013	2012
6.25% senior notes due 2017	$210.0	$210.0
Other	–	.3
Total	210.0	210.3
Less – current maturities	–	.3
Total long-term debt	$210.0	$210.0

All $210.0 million of long-term debt matures in 2017.

Cash paid for interest during 2013, 2012 and 2011 was $12.9 million, $42.5 million and $82.8 million, respectively. Capitalized interest expense during 2013, 2012 and 2011 was $3.2 million, $5.3 million and $4.9 million, respectively.

On August 21, 2012, the company issued $210 million of 6.25% senior notes due 2017. During 2012, the company retired an aggregate principal amount of $362.3 million of its long-term debt, comprised of all of the remaining $186.2 million of its 12.75% senior secured notes due 2014, all of the remaining $25.5 million of its 14 1/4% senior secured notes due 2015 and all of the remaining $150.6 million of its 12.50% senior notes due 2016. The company used cash on hand and the net proceeds from the issuance of the 6.25% senior notes due 2017 to fund the retirement of this debt. During 2011, the company retired an aggregate principal amount of $477.9 million of long-term debt which was funded by the sale of mandatory convertible preferred stock (see note 17) and cash on hand. As a result of these retirements, the company recognized charges in “Other income (expense), net” of $30.6 million ($26.6 million of premium paid and $4.0 million for the write off of unamortized discounts, issuance costs and gain related to the portion of the notes retired) and $85.2 million ($77.8 million of premium paid and $7.4 million for the write off of unamortized discounts, issuance costs and gain related to the portion of the notes retired) in 2012 and 2011, respectively.

In June 2011, the company entered into a five-year secured revolving credit facility which provides for loans and letters of credit up to an aggregate amount of $150 million (with a limit on letters of credit of $100 million). Borrowing limits under the credit agreement are based upon the amount of eligible U.S. accounts receivable. At December 31, 2013, the company had no borrowings and $24.1 million of letters of credit outstanding under the facility. At December 31, 2013, availability under the facility was $112.8 million net of letters of credit issued. Borrowings under the facility will bear interest based on short-term rates. The credit agreement contains customary representations and warranties, including that there has been no material adverse change in the company’s business, properties, operations or financial condition. It also contains financial covenants requiring the company to maintain a minimum fixed charge coverage ratio and, if the company’s consolidated cash plus availability under the credit facility falls below $130 million, a maximum secured leverage ratio. The credit agreement allows the company to pay dividends on its preferred stock unless the company is in default and to, among other things, repurchase its equity, prepay other debt, incur other debt or liens, dispose of assets and make acquisitions, loans and investments, provided the company complies with certain requirements and limitations set forth in the agreement. Events of default include non-payment, failure to comply with covenants, materially incorrect representations and warranties, change of control and default under other debt aggregating at least $50 million. The credit facility is guaranteed by Unisys Holding Corporation, Unisys NPL, Inc., Unisys AP Investment Company I and any future material domestic subsidiaries. The facility is secured by the assets of Unisys Corporation and the subsidiary guarantors, other than certain excluded assets. The company may elect to prepay or terminate the credit facility without penalty.

At December 31, 2013, the company has met all covenants and conditions under its various lending agreements. The company expects to continue to meet these covenants and conditions.

The company’s principal sources of liquidity are cash on hand, cash from operations and its revolving credit facility, discussed above. The company and certain international subsidiaries have access to uncommitted lines of credit from various banks.

The company’s anticipated future cash expenditures include anticipated contributions to its defined benefit pension plans. The company believes that it has adequate sources of liquidity to meet its expected 2014 cash requirements.